TAXES	12 Months Ended
Jun. 30, 2019
TAXES
TAXES

NOTE 8 — TAXES

a. VAT, Business Tax and related surcharges

Effective on September 1, 2012, a pilot program (the “Pilot Program”) for transition from the imposition of PRC business tax (“Business Tax”) to the imposition of VAT for revenues from certain industries and certain cities. On May 1, 2016, the transition from the imposition of Business Tax to the imposition of VAT, was expanded to all industries in China, and as a result all of the Company’s revenues have been subject to a 6% VAT and related surcharges on VAT payable at a rate of 12% since that date. To record VAT payable, the Company adopted the net presentation method, which presents the difference between the output VAT (at a rate of 6%) and the available input VAT amount (at the rate applicable to the supplier).

There is a culture construction fee surcharge of 3% on gross revenues from the multi-channel advertising businesses.

b. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

British Virgin Islands

Yuezhong International was incorporated in the British Virgin Islands and is not subject to income taxes or capital gain tax under current laws of British Virgin Islands.

Hong Kong

Entities incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for the years ended June 30, 2019, 2018 and 2017, and there are no withholding taxes in Hong Kong on remittance of dividends.

China

The Corporate Income Tax Law generally applies an income tax rate of 25% to all enterprises. Once an enterprise meets certain requirements and is identified as a small-scale minimal profit enterprise, the part of its taxable income not more than RMB1 million is subject to a reduced rate of 5% and the part between RMB1 million and 3 million is subject to a reduced rate of 10%.

(i)The components of the income tax provision are as follows:

	For the years ended June 30,
	2019	2018	2017
Current income tax provision	$1,715,756	$779,576	$381,996
Deferred income tax benefit	(16,066)	(38,019)	172,525
Total	$1,699,690	$741,557	$554,521

(ii)The following table summarizes deferred tax assets resulting from differences between the financial reporting basis and tax basis of assets and liabilities:

	As of June 30,	As of June 30,
	2019	2018
Allowance for doubtful accounts	$30,905	$9,597
Deferred revenue	47,317	54,984
Total deferred tax assets	$78,222	$64,581

No valuation allowance against the deferred tax assets is considered necessary since the Company believes that it will more likely than not to utilize the future benefits.

The following table reconciles the statutory rates to the Company’s effective tax rate for the years ended June 30, 2019, 2018 and 2017:

	For the years ended June 30,
	2019	2018	2017
China Statutory income tax rate	25%	25%	25%
Favorable tax rate impact (a)	(0.4)%	—	—
Non-deductible expenses (non-taxable income)-permanent difference	0.1%	(0.8)%	0.2%
Effective tax rate	24.7%	24.2%	25.2%

(a) Shenyang Tianniu, Harbin Yuechuzhong and Liaoning Cinema are subject to corporate income tax at a reduced rate of 10% as approved by local government as small-scaled minimal profit enterprises.

c. Taxes payable

Taxes payable consisted of the following:

	As of June 30,	As of June 30,
	2019	2018
Value-added tax	$160,781	$297,366
Corporate income tax	2,399,384	1,148,887
Related surcharges on VAT payable	166,656	169,931
Total	$2,726,821	$1,616,184